SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT: (Date of earliest event reported) November 5, 2004

                        DOBSON COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)


         OKLAHOMA                  000-29225              73-1513309
State or other jurisdiction       (Commission           (IRS Employer
    of incorporation)             File Number)       Identification No.)


                               14201 Wireless Way
                          Oklahoma City, Oklahoma 73134
               (Address of principal executive offices) (Zip Code)

                                 (405) 529-8500
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
        (17 CFR 240.14a-12(b))

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))

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Information To Be Included in the Report


Item 1.01.  Entry into a Material Definitive Agreement.
----------  -------------------------------------------

On November 5, 2004, the Registrant entered into Supplemental Indentures amending (a) the Indenture dated as of June 22, 2000 between the Registrant, as issuer, and Bank of Oklahoma, National Association, as successor to United States Trust Company of New York, as trustee, governing the Registrant's outstanding 10-7/8% Senior Notes due 2010, and (b) the Indenture dated as if September 26, 2003 between the Registrant, as issuer, and Bank of Oklahoma, National Association, as trustee, governing the Registrant's outstanding 8-7/8% Senior Notes due 2013. Each Indenture was amended because of each such Indenture was ambiguous and defective with respect to the definition of "Credit Agreement". Each Supplemental Indenture modified the definition of "Credit Agreement" to make it clear that the term "Credit Agreement" included one or more debt facilities or commercial paper facilities with banks or other institutional lenders providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables) or letters of credit, or one or more indentures or similar agreements including any related bonds, notes, debentures, guarantees, collateral documents, instruments and agreements executed in connection therewith, in each case as such agreement, other agreements, instruments or documents may be amended, modified, supplemented, extended, renewed or refinanced (including by means of sales of debt securities to institutional investors) from time to time, including without limitation, increases or decreases from time to time in the amounts available for borrowings thereunder.


Item 3.03.  Material Modification of Rights of Security Holders.
----------  ----------------------------------------------------

On November 5, 2004, the Registrant entered into Supplemental Indentures amending (a) the Indenture dated as of June 22, 2000 between the Registrant, as issuer, and Bank of Oklahoma, National Association, as successor to United States Trust Company of New York, as trustee, governing the Registrant's outstanding 10-7/8% Senior Notes due 2010, and (b) the Indenture dated as if September 26, 2003 between the Registrant, as issuer, and Bank of Oklahoma, National Association, as trustee, governing the Registrant's outstanding 8-7/8% Senior Notes due 2013. Each Indenture was amended because of each such Indenture was ambiguous and defective with respect to the definition of "Credit Agreement". Each Supplemental Indenture modified the definition of "Credit Agreement" to make it clear that the term "Credit Agreement" included one or more debt facilities or commercial paper facilities with banks or other institutional lenders providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables) or letters of credit, or one or more indentures or similar agreements including any related bonds, notes, debentures, guarantees, collateral documents, instruments and agreements executed in connection therewith, in each case as such agreement, other agreements, instruments or documents may be amended, modified, supplemented, extended, renewed or refinanced (including by means of sales of debt securities to institutional investors) from time to time, including without limitation, increases or decreases from time to time in the amounts available for borrowings thereunder.


Item 9.01.  Financial Statements and Exhibits.
----------  ----------------------------------

     (c) The following exhibits are filed with this Form 8-K and are identified by the number indicated:

Exhibit No.                Description
-----------                -----------

4.1 Supplemental Indenture dated November 5, 2004 to the Indenture dated as of June 22, 2000, by and between Dobson Communications Corporation, as Issuer, and Bank of Oklahoma, National Association, as successor to United States Trust Company of New York, as Trustee, with respect to the 10-7/8% Senior Notes due 2010 issued by Dobson Communications Corporation.

4.2 Supplemental Indenture dated November 5, 2004 to the Indenture dated as of September 26, 2003, by and between Dobson Communications Corporation, as Issuer, and Bank of Oklahoma, National Association, as Trustee, with respect to the 8-7/8% Senior Notes due 2013 issued by Dobson Communications Corporation.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, theRegistrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            DOBSON COMMUNICATIONS CORPORATION


                            By RONALD L. RIPLEY
                               Ronald L. Ripley, Senior Vice President and
                               General Counsel
November 5, 2004
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                                  EXHIBIT INDEX

Exhibit
   No.               Description                    Method of Filing
-------              -----------                    ----------------

4.1  Supplemental Indenture dated November 5,   Filed herewith electronically
     2004 to the Indenture dated as of June
     22, 2000, by and between Dobson
     Communications Corporation, as Issuer,
     and Bank of Oklahoma, National
     Association, as successor to United
     States Trust Company of New York, as
     Trustee

4.2  Supplemental Indenture dated November 5,   Filed herewith electronically
     2004 to the Indenture dated as of
     September 26, 2003, by and between Dobson
     Communications Corporation, as Issuer,
     and Bank of Oklahoma, National
     Association, as Trustee